UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 16, 2021

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)

7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series N	WFC.PRN	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series O	WFC.PRO	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series X	WFC.PRX	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE

Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2021, Wells Fargo & Company (the “Company”) filed with the Delaware Secretary of State a Certificate Eliminating the Certificate of Designations with respect to the Company’s Non-Cumulative Perpetual Class A Preferred Stock, Series P (the “Series P Preferred”), which, effective upon filing, eliminated from the Company’s Restated Certificate of Incorporation all matters set forth in the Certificate of Designations for the Series P Preferred, filed with the Delaware Secretary of State on March 21, 2013. The Certificate Eliminating the Certificate of Designations with respect to the Company’s Series P Preferred, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

On March 16, 2021, the Company also filed with the Delaware Secretary of State a Certificate Eliminating the Certificate of Designations with respect to the Company’s Non-Cumulative Perpetual Class A Preferred Stock, Series W (the “Series W Preferred”), which, effective upon filing, eliminated from the Company’s Restated Certificate of Incorporation all matters set forth in the Certificate of Designations for the Series W Preferred, filed with the Delaware Secretary of State on January 28, 2016. The Certificate Eliminating the Certificate of Designations with respect to the Company’s Series W Preferred, is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Also on March 16, 2021, the Company filed with the Delaware Secretary of State a Certificate Eliminating the Certificate of Designations with respect to the Company’s Class A Preferred Stock, Series I (the “Series I Preferred”), which, effective upon filing, eliminated from the Company’s Restated Certificate of Incorporation all matters set forth in the Certificate of Designations for the Series I Preferred, filed with the Delaware Secretary of State on December 30, 2008. The redemption of the Series I Preferred triggered the redemption of the 5.80% Fixed-to-Floating Rate Normal Wachovia Income Trust Securities of Wachovia Capital Trust III (the “Normal WITS”), fully and unconditionally guaranteed by the Company (the “Guarantee”). None of the Normal WITS remain outstanding, and the Guarantee has terminated. The Certificate Eliminating the Certificate of Designations with respect to the Company’s Series I Preferred, is filed herewith as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description	Location

3.1	Certificate Eliminating the Certificate of Designations with respect to the Company’s Non-Cumulative Perpetual Class A Preferred Stock, Series P.	Filed herewith

3.2	Certificate Eliminating the Certificate of Designations with respect to the Company’s Non-Cumulative Perpetual Class A Preferred Stock, Series W.	Filed herewith

3.3	Certificate Eliminating the Certificate of Designations with respect to the Company’s Class A Preferred Stock, Series I.	Filed herewith

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: March 16, 2021	/s/ Bryant Owens
Bryant Owens
Senior Vice President and Assistant Treasurer